Exhibit 99.2

i2 TECHNOLOGIES, INC.

as Issuer

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee

SECOND SUPPLEMENTAL INDENTURE

Dated as of February 6, 2009

To

5% SENIOR CONVERTIBLE NOTES DUE 2015

INDENTURE

Dated as of November 23, 2005 as

Supplemented by that

FIRST SUPPLEMENTAL INDENTURE

Dated as of September 11, 2008

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SECTION 3.06 Trust Indenture Act Controls.	4

SECTION 3.07 Trustee Disclaimer.	4

SECTION 3.08 Counterparts; Facsimile or Electronic Signatures.	4

SECTION 3.09 Amendments.	4

SECTION 3.10 Severability.	5

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SECOND SUPPLEMENTAL INDENTURE, dated as of February 6, 2009 (this “Second Supplemental Indenture”), between i2 TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association (successor-in-interest to JPMorgan Chase Bank, National Association), as trustee under the Indenture referred to below (in such capacity, the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of November 23, 2005 (the “Initial Indenture”) and the Company has issued pursuant to the Initial Indenture the Company’s 5% Senior Convertible Notes due 2015 (the “Securities”) which was amended by that certain First Supplemental Indenture dated September 11, 2008 (as amended and supplemented the “Indenture”); and

WHEREAS, Section 11.2 of the Indenture provides that, among other things, with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, the Company and the Trustee may amend or supplement the Indenture in accordance with the terms and conditions provided therein;

WHEREAS, the Company has received the consents from Holders of not less than a majority of the outstanding aggregate principal amount of the Securities, to effect the amendments set forth herein (“Amendments”);

WHEREAS, the Company has delivered to the Trustee an Officer’s Certificate as well as an Opinion of Counsel pursuant to Sections 11.6 and 12.4 of the Indenture to the effect that the execution and delivery of this Second Supplemental Indenture by the Company is authorized and permitted under the Indenture and that all conditions precedent provided for in the Indenture to the execution and delivery of this Second Supplemental Indenture to be complied with by the Company have been complied with;

WHEREAS, all other acts and proceedings required by law, by the Indenture and by the charter documents of the Company to make this Second Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed; and

NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

RELATION TO INDENTURE; DEFINITIONS

SECTION 1.01. Relation to Indenture.

This Second Supplemental Indenture constitutes an integral part of the Indenture.

SECTION 1.02. Definitions.

For all purposes of this Second Supplemental Indenture, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Indenture. In the event that any term contained herein shall conflict or be inconsistent with any defined term in the Indenture, the term as defined in this Second Supplemental Indenture shall control.

SECTION 1.03. General References.

All references in this Second Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Second Supplemental Indenture; and the terms “herein”, “hereof”, “hereunder” and any other word of similar import refers to this Second Supplemental Indenture.

ARTICLE 2

AMENDMENTS TO INDENTURE

SECTION 2.01. Amendments to Table of Contents.

The Table of Contents of the Indenture is hereby amended by deleting the titles to Sections 6.2, 6.5, 6.6 and 6.11 and inserting in lieu thereof the phrase “[intentionally omitted]”.

SECTION 2.02. Elimination of Certain Definitions in Article One.

Section 1.2 of the Indenture is hereby amended by deleting the definitions “Acquired Indebtedness”; “Disqualified Equity Interest”; “EBITDA”; “Indebtedness”; “Interest Expense”; “Liens”; “maximum fixed repurchase price”; “Net Income”; “Permitted Indebtedness”; “Permitted Purchase Money Security Interest”; “Permitted Refinancing Indebtedness”; “Secured Date”; and “Weighted Average Life to Maturity” contained therein in their entirety to the extent they are in or are otherwise cross referenced in such Section 1.2.

SECTION 2.03. SEC Reports.

Section 6.2 of the Indenture (SEC Reports) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.2 [Intentionally omitted]”.

SECTION 2.04. Maintenance of Corporate Existence.

Section 6.5 of the Indenture (Maintenance of Corporate Existence) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.5 [Intentionally omitted]”.

SECTION 2.05. Rule 144A Information Requirement.

Section 6.6 of the Indenture (Rule 144A Information Requirement) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.6 [Intentionally omitted]”.

SECTION 2.06. Incurrence of Indebtedness.

Section 6.11 of the Indenture (Incurrence of Indebtedness) is hereby amended by deleting it in its entirety and replacing it with the following: “Section 6.11 [Intentionally omitted]”.

SECTION 2.07. Company May Consolidate, Etc., Only on Certain Terms.

Section 7.1 of the Indenture (Company May Consolidate, Etc., Only on Certain Terms) is hereby amended by deleting sub-section 7.1(3) in its entirety and replacing it with the following: “(3) [Intentionally omitted]”.

SECTION 2.08. Events of Default.

Section 8.1 of the Indenture (Events of Default) is hereby amended by deleting sub-sections 8.1(a)(5) (Failure to Perform Other Covenants), 8.1(a)(6) (Cross Default/Acceleration) and 8.1(a)(7) (Judgments) in their entirety and replacing them with the following: “[intentionally omitted]”.

ARTICLE 3

MISCELLANEOUS

SECTION 3.01. Effectiveness of Second Supplemental Indenture.

This Second Supplemental Indenture shall become effective immediately upon its execution and delivery; provided, however, that the Amendments set forth in Article 2 hereof will only become operative immediately prior to the Closing (as defined in that certain Consent and Purchase Agreement dated as of February 6, 2009, by and among the Company, Highbridge International LLC, Credit-Suisse Securities (USA) LLC and UBS Securities LLC). If the Closing has not occurred on or prior to the date two Business Days following the date hereof (the “Closing Drop Dead Date”), Article 2 of this Second Supplemental Indenture shall not become operative. If the Closing has not occurred on or prior to the Closing Drop Dead Date, the Company shall promptly, following the Closing Drop Dead Date, provide written notice to the Trustee that Article 2 of this Second Supplemental Indenture has not become operative.

SECTION 3.02. Certain Trustee Matters.

The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture or the proper authorization or the due execution hereof by the Company.

SECTION 3.03. Further Assurances.

Each of the parties hereto agrees that it shall, upon the reasonable request of the other party hereto (and not in contravention with the terms and conditions of the Indenture), execute and deliver any and all instruments and documents and take such additional action as the other party hereto may reasonably request to effect, consummate, confirm or evidence the transactions described herein promptly upon such other party’s request therefor.

SECTION 3.04. Continued Effect.

Except as expressly supplemented and amended by this Second Supplemental Indenture, the Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Indenture as heretofore amended, supplemented or otherwise modified, and as supplemented and amended by this Second Supplemental Indenture, is in all respects hereby ratified and confirmed. This Second Supplemental Indenture and all its provisions shall be deemed a part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 3.05. Governing Law.

THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 3.06. Trust Indenture Act Controls.

If any provision of this Second Supplemental Indenture limits, qualifies or conflicts with another provision of this Second Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939 as in force at the date as of which this Second Supplemental Indenture is executed, the provision required by said Act shall control.

SECTION 3.07. Trustee Disclaimer.

The recitals contained in this Second Supplemental Indenture shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Second Supplemental Indenture.

SECTION 3.08. Counterparts; Facsimile or Electronic Signatures.

This Second Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement. Delivery of an executed signature page of this Second Supplemental Indenture by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof and may be used for all purposes. Signatures of the parties transmitted by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes.

SECTION 3.09. Amendments.

This Second Supplemental Indenture may not be amended, waived, supplemented or otherwise modified except by an agreement in writing signed by each of the parties hereto.

SECTION 3.10. Severability.

If any provision of this Second Supplemental Indenture is found by any court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be deemed, as to such jurisdiction, to be modified to the minimum extent necessary to cause it to be valid, legal and enforceable and the invalidity, illegality or unenforceability of such provision prior to such modification shall not affect the other provisions of this Second Supplemental Indenture and all provisions not affected by the invalidity, illegality or unenforceability shall remain in full force and effect; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

i2 TECHNOLOGIES, INC.

By:	/s/ Michael J. Berry
Name:	Michael J. Berry
Title:	Executive Vice President, Finance and Accounting, and Chief Financial Officer and Principal Accounting Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/
Name:
Title: